UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K
                             ----------------------

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                             ----------------------

        Date of Report (Date of earliest event reported): April 11, 2005
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                                     ElkCorp
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             (Exact name of Registrant as specified in its charter)



                                    Delaware
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         (State or other jurisdiction of incorporation or organization)

         1-5341                                      75-1217920
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(Commission File Number)                    (I.R.S. Employer Identification No.)


             14911 Quorum Drive, Suite 600, Dallas, Texas 75254-1491
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                    (Address of principal executive offices)

                                 (972) 851-0500
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              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

                             -----------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (18 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (18 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition
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Press Release
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On April 11, 2005,  the company  issued a press  release  updating its financial outlook for the third fiscal quarter of 2005. A copy of the press release is furnished as Exhibit 99.1 to this report. In accordance with the safe harbor provisions of the securities law regarding forward-looking statements, the press
release   contains   forward-looking   statements   that   involve   risks   and
uncertainties. The statements that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements usually are accompanied by words such as "optimistic," "vision," "outlook," "believe," "estimate," "potential," "forecast," "project," expect," "anticipate," "plan," "predict," "could," "should," "may," "likely," or similar words that convey the uncertainty of future events or outcomes and include the earnings outlook for the fiscal 2005 third quarter. These statements are based on judgments the company believes are reasonable; however, ElkCorp's actual results could differ materially from those discussed therein. Factors that could cause or contribute to such differences could include, but are not limited to, changes in demand, prices, raw material costs, transportation costs, changes in economic conditions of the various markets the company serves, changes in the amount and severity of inclement weather, acts of God, war or terrorism, as well as the other risks detailed in the press release, and in the company's reports filed with the Securities and Exchange Commission, including but not limited to, its Form 10-K for the fiscal year ended June 30, 2004 and Forms 10-Q for the fiscal quarters ended September 30, 2004 and December 31, 2004. ElkCorp undertakes no obligation to update or reuse publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Other Matters
-------------

The company may, from time to time, find that it has commented on non-public information, including forward-looking information, to analysts. If that should occur, the company may post disclosures at www.elkcorp.com that it deems appropriate under Regulation F-D. No such disclosure, or similar information filed or furnished by Form 8-K, should be deemed an admission that such information is material to investors.


Item 9.01 Financial Statements and Exhibits
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99.1 Press release dated April 11, 2005 of ElkCorp.

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                                   SIGNATURES



Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ElkCorp



DATE:    April 11, 2005                 /s/ Gregory J. Fisher
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                                        Gregory J. Fisher
                                        Senior Vice President,
                                        Chief Financial Officer and Controller


                                        /s/ Leonard R. Harral
                                        ---------------------
                                        Leonard R. Harral
                                        Vice President, Chief Accounting Officer
                                        and Treasurer

                                INDEX TO EXHIBITS

Exhibit No.                Description
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99.1                       Press release dated April 11, 2005 issued by ElkCorp